UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2016

QUEST SOLUTION, INC.

(Exact name of registrant as specified in charter)

Delaware	000-09047	20-3454263
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

860 Conger Street, Eugene, OR 97402

(Address of Principal Executive Offices) (Zip Code)

(714) 899-4800

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On May 2, 2016, Quest Solution, Inc., a Delaware corporation (the “Company”), entered into that Omnibus Amendment to Sale of Accounts and Security Agreements, dated April 25, 2016 (the “Amendment”), by and among the Company, Quest Marketing Inc., an Oregon corporation and wholly owned subsidiary of the Company (“Quest Marketing”), Bar Code Specialties, Inc., a California corporation and wholly owned subsidiary of the Company (“BCS”), Quest Solution Canada Inc., a Canadian corporation and wholly owned subsidiary of the Company (“Quest Canada”), Viascan Group Inc., a Canadian corporation, Quest Exchange Ltd., a Canadian corporation, Etiquettes Uno Inc., a Canadian corporation, and Faunus Group International, Inc., a Delaware corporation (“FGI”).

The Amendment modifies (i) that certain Sale of Accounts and Security Agreement (the “Quest Agreement”), dated October 9, 2015, as amended by that certain First Amendment and Joinder to Sale of Accounts and Security Agreement, dated December 1, 2015, by and among FGI, Quest Marketing, BCS and the Company, and (ii) that certain Sale of Accounts and Security Agreement (the “Viascan Agreement, and together with the Quest Agreement, the “Agreements”), dated December 31, 2014, by and between Viascan Inc. and Q.Data Inc. as predecessors to Quest Canada, and FGI. As requested by the Company, the Amendment reduces the Facility Amount (as defined in the respective Agreements) from $15,000,000 to $7,500,000 in the Quest Agreement and from $4,800,000 to $2,500,000 in the Viascan Agreement. The Amendment also modifies the Quest Agreement (i) to reduce the minimum monthly net funds employed during each contract year from no less than $4,000,000 to no less than $2,500,000 and (ii) to increase the non-refundable monthly collateral management fee from 0.37% to 0.40%.

Except as described above, all other material terms of the Quest Agreement and Viascan Agreement remain substantially the same. The foregoing description of the Amendment set forth under this Item 1.01 is qualified in its entirety by reference to the complete terms and conditions of the Amendment itself, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description

10.1	Omnibus Amendment to Sale of Accounts and Security Agreements

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 6, 2016

QUEST SOLUTION, INC.

By:	/s/ Gilles Gaudreault
Gilles Gaudreault
Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description
10.1	Omnibus Amendment to Sale of Accounts and Security Agreements

4